
Vectren Corporation

                                  3 Months                 6 Months
Highlights                     Ended June 30            Ended June 30
(Unaudited)                2000          1999        2000        1999
Basic and Diluted Earnings Per Average Share:

Utility Group               $  0.05      $ 0.13      $ 0.26      $ 0.73
Non-regulated Group
   Communications             (0.01)          -        0.08           -
   Energy Services             0.05        0.03        0.08        0.08
   Financial Group             0.04        0.02        0.07        0.03
   Other Non-regulated         0.01        0.01        0.01        0.01
   Total Non-regulated         0.09        0.06        0.24        0.12
   Total                     $ 0.14   *  $ 0.19      $ 0.50      $ 0.85
EPS Before Merger Costs      $ 0.23      $ 0.19      $ 0.91      $ 0.85

Summary of Impact of Merger Costs:
(millions, except  per share data)

Total
   Merger Costs              $  3.2      $    -      $ 30.4      $    -
   Depreciation                 3.3           -         3.3           -
   Income Taxes                (0.7)          -        (8.6)          -
   Total                     $  5.8      $    -      $ 25.1      $    -
   EPS Impact of Merger
    Costs                    $ 0.09      $    -      $ 0.41      $    -
   Utility Group             $ 0.09      $    -      $ 0.40      $    -
   Non-regulated Group       $    -      $    -      $ 0.01      $    -

Dividends Paid (per common
share, 12 months)            $ 0.96      $ 0.92

Annualized Dividend          $ 0.97      $ 0.93

Dividend Yield (at close)    5.6%        N/A

Dividend Payout Ratio        85.7%         64.3%

Dividend to Book Value       8.4%           8.1%


Return on Average
Shareholder Equity           9.8%          12.7%


Book Value Per Share         $11.58      $11.48

Market to Book Value
 (at close)                  149%        N/A

Common Stock Prices
 (VVC - NYSE)

   High (during
    second quarter)          $21.38      N/A

   Low (during
    second quarter)          $15.75      N/A

   Close                     $17.25      N/A

Price/Earnings Ratio
 (trailing)                    15.4      N/A

Percent Internally
Generated
Funds - Utility Group        54%         81%

Ratio of Earnings to Fixed Charges - SEC Method

   Consolidated          3.1             4.1
   Utility Group         2.9             4.1

Credit Ratings:

   Indiana Gas           AA- / Aa2       AA- / Aa2

   SIGECO                AA / Aa2        AA / Aa2

* Diluted earnings per share for the 3 months ended
June 30, 2000 total $.13 and for the 12 months ended
June 30, 1999 total $1.42. Basic and diluted earnings per share for all other periods presented are equal.

                           Vectren Corporation

                                                          12 Months
Highlights                                              Ended June 30
(Unaudited)                                          2000        1999
Basic and Diluted Earnings Per Average Share:


Utility Group                                        $ 0.76      $1.20
Non-regulated Group
   Communications                                      0.08          -
   Energy Services                                     0.09       0.11
   Financial Group                                     0.14       0.06
   Other Non-regulated                                 0.05       0.06
    Total Non-regulated                                0.36       0.23
    Total                                            $ 1.12      $1.43
EPS Before Merger Costs                              $ 1.53      $1.43

Summary of Impact of Merger Costs:
(millions, except  per share data)

Total
   Merger Costs                                      $ 30.4      $   -
   Depreciation                                         3.3          -
   Income Taxes                                        (8.6)         -
    Total                                            $ 25.1      $   -
  EPS Impact of Merger Costs                         $ 0.41      $   -
   Utility Group                                     $ 0.40      $   -
   Non-regulated Group                               $ 0.01      $   -

Dividends Paid (per common
share, 12 months)

Annualized Dividend

Dividend Yield (at close)

Dividend Payout Ratio

Dividend to Book Value

Return on Average Shareholder
Equity

Book Value Per Share

Market to Book Value (at close)

Common Stock Prices
 (VVC - NYSE)

   High (during second quarter)

   Low (during second quarter)

   Close

Price/Earnings Ratio (trailing)

Percent Internally Generated
Funds - Utility Group

Ratio of Earnings to Fixed Charges - SEC Method

   Consolidated
   Utility Group

Credit Ratings:

   Indiana Gas

   SIGECO


* Diluted earnings per share for the 3 months ended
 June 30, 2000 total $.13 and for the 12 months ended
 June 30, 1999 total $1.42. Basic and diluted earnings per share for all other periods presented are equal.


                                 3 Months                  6 Months
   SELECTED UTILITY            Ended June 30            Ended June 30
 OPERATING STATISTICS
     (Unaudited)          2000          1999          2000         1999

WEATHER  AS A PERCENT OF NORMAL:

  Heating Degree Days       92%           70%           84%          88%
  Cooling Degree Days       89%           87%           87%          85%

GAS MARGIN  (Thousands):

   Operating Revenues       100,485        82,647       301,330      273,829

   Cost of Gas               55,898        38,617       174,425      142,116

   Margin                    44,587        44,030       126,905      131,713

ELECTRIC MARGIN (Thousands):

   Operating Revenues        78,289        73,802       151,279      144,789

   Cost of Fuel &
    Purchased Power          26,422        23,943        48,101       44,073

   Unconsolidated Margin     51,867        49,859       103,178      100,716

   Consolidating
    Adjustment                1,720         1,149         3,349        2,390

   Consolidated Margin       53,587        51,008       106,527      103,106

GAS SOLD & TRANSPORTED (MDth):

   Residential                6,541         5,802        30,231       32,279

   Commercial                 2,673         2,972        12,202       13,090

   Contract                  18,266        17,516        41,591       40,168

                             27,480        26,290        84,024       85,537

ELECTRICITY SOLD (MWh):

   Residential              279,646       290,970       595,680      636,827

   Commercial               324,278       321,378       614,895      613,248

   Industrial               638,418       625,354     1,236,818    1,175,652
                                  -            -              -            -
   Miscellaneous Sales        3,964         3,951         9,234        9,427

    Total Retail          1,246,306     1,241,653     2,456,627    2,435,154

    Municipals and Jasper   169,029       164,745       327,003      307,928

   Alcoa Generating
    Corporation              79,980       144,661       102,248      262,294

   Other Wholesale          212,320       177,541       571,326      415,204
                          1,707,635     1,728,600     3,457,204    3,420,580

GAS OPERATING REVENUES (Thousands):

   Residential               56,430        49,424       196,251      187,719

   Commercial                18,550        18,359        69,491       67,252

   Contract                  10,422        10,408        25,531       25,689

    Miscellaneous Revenue    15,083         4,456        10,057       (6,831)

                            100,485        82,647       301,330      273,829

ELECTRIC OPERATING REVENUES (Thousands):

   Residential               19,533        20,330        39,768       41,896

   Commercial                17,399        17,437        33,280       33,843

   Industrial                20,996        20,591        40,365       38,427

   Miscellaneous Revenue      2,934         1,740         4,343        2,318

    Total Retail             60,862        60,098       117,756      116,484

   Municipals and
    Jasper                    5,903         5,880        11,255       10,935

   Alcoa Generating
    Corporation               2,013         3,344         2,565        5,883

   Other Wholesale            9,511         4,480        19,703       11,487

                             78,289        73,802       151,279      144,789
AVERAGE GAS CUSTOMERS:

   Residential              565,803       553,817       567,739      554,169

   Commercial                56,726        56,391        56,988       56,198

   Contract                   1,248         1,255         1,253        1,252

                            623,778       611,463       625,980      611,619


AVERAGE ELECTRIC CUSTOMERS:

   Residential              110,702       108,706       110,496      108,565

   Commercial                16,687        15,901        16,570       15,887

   Industrial                   167           175           169          175

                            127,556        24,782       127,235      124,627



                                                        12 Months
          SELECTED UTILITY                             Ended June 30
        OPERATING STATISTICS
             (Unaudited)                       2000               1999

WEATHER  AS A PERCENT OF NORMAL:

  Heating Degree Days                            84%                86%
  Cooling Degree Days                            94%                105%

GAS MARGIN  (Thousands):

   Operating Revenues                            527,074            487,185

   Cost of Gas                                   298,738            258,718

   Margin                                        228,336            228,467

ELECTRIC MARGIN
(Thousands):

   Operating Revenues                            314,059            299,901

   Cost of Fuel & Purchased Power                 96,974             92,380

   Unconsolidated Margin                         217,085            207,521

   Consolidating Adjustment                        6,809              4,588

   Consolidated Margin                           223,894            212,109

GAS SOLD & TRANSPORTED
(MDth):

   Residential                                    49,662             50,869

   Commercial                                     19,639             20,773

   Contract                                       79,897             76,223

                                                 149,198            147,865

ELECTRICITY SOLD (MWh):

   Residential                                 1,330,433          1,344,135

   Commercial                                  1,305,655          1,260,279

   Industrial                                  2,477,156          2,313,602
                                                      -                  -
   Miscellaneous Sales                            19,174             19,831

    Total Retail                               5,132,418          4,937,847

   Municipals and Jasper                         678,530            636,764

   Alcoa Generating Corporation                  154,401            522,280

   Other Wholesale                             1,011,990            851,785
                                               6,977,339          6,948,676

GAS OPERATING REVENUES (Thousands):

   Residential                                   335,523            319,642

   Commercial                                    114,044            112,379

   Contract                                       48,148             49,692

   Miscellaneous Revenue                          29,359              5,472

                                                 527,074            487,185

ELECTRIC OPERATING REVENUES
(Thousands):

   Residential                                    88,673            89,213

   Commercial                                     69,343            68,001

   Industrial                                     81,469            76,066

   Miscellaneous Revenue                           9,167             6,705

    Total Retail                                 248,652           239,985

   Municipals and Jasper                          23,864            22,782

   Alcoa Generating Corporation                    4,747            12,140

   Other Wholesale                                36,796            24,994

                                                 314,059           299,901
AVERAGE GAS CUSTOMERS:

   Residential                                   560,432           547,861

   Commercial                                     56,365            55,518

   Contract                                        1,248             1,251

                                                 618,045           604,630

AVERAGE ELECTRIC
CUSTOMERS:

   Residential                                   109,956           108,115

   Commercial                                     16,338            15,868

   Industrial                                        171               175

                                                 126,465           124,158




                           VECTREN CORPORATION
                         AND SUBSIDIARY COMPANIES

                    CONSOLIDATED STATEMENTS OF INCOME
                  (Thousands, except for share amounts)
                               (Unaudited)


                                Three Months              Six Months
                                Ended June 30            Ended June 30
                               2000        1999        2000        1999
OPERATING REVENUE:
  Gas utility               $ 100,485    $ 82,647    $ 301,330   $ 273,829
  Electric utility             78,289      73,802      151,279     144,789
  Energy services and other    84,703      50,593      170,312     109,457
    Total operating           263,477     207,042      622,921     528,075
revenues

OPERATING EXPENSES:
  Cost of gas sold             55,898      38,617      174,425     142,116
  Fuel for electric            15,543      15,730       32,116      31,358
generation
  Purchased electric energy     9,159       7,063       12,636      10,325
  Cost of energy services
and other                      80,240      48,464      161,962     104,634
  Other operating              50,173      45,940       96,599      90,773
  Merger costs                  3,261           -       30,442           -
  Depreciation and
  amortization                 26,031      21,794       48,693      43,019
  Taxes other than income
  taxes                         7,456       6,494       16,056      14,777
    Total operating
    expenses                  247,761     184,102      572,929     437,002

OPERATING INCOME               15,716      22,940       49,992      91,073

OTHER INCOME
  Equity in earnings of
   unconsolidated
   nvestments                   2,074       2,313       14,551       6,539
  Other - net                   7,801       1,146       10,219       3,006
    Total other income          9,875       3,459       24,770       9,545

INTEREST EXPENSE               12,319       9,827       24,592      19,997

INCOME BEFORE PREFERRED
DIVIDENDS AND
  INCOME TAXES                 13,272      16,572       50,170      80,621

PREFERRED DIVIDEND REQUIREMENTS
  OF SUBSIDIARY                   266         269          535         539

INCOME BEFORE INCOME
TAXES                          13,006      16,303       49,635      80,082

INCOME TAXES                    4,390       4,538       18,656      27,514

NET INCOME BEFORE
MINORITY INTEREST               8,616      11,765       30,979      52,568

MINORITY INTEREST IN
SUBSIDIARY                        343         211          581         291

NET INCOME                  $   8,273    $ 11,554    $  30,398   $  52,277


AVERAGE COMMON SHARES
  OUTSTANDING                  61,227      61,287       61,266      61,309
DILUTED COMMON SHARES
  OUTSTANDING                  61,317      61,425       61,338      61,461

BASIC EARNINGS PER AVERAGE
SHARE OF COMMON STOCK       $    0.14    $   0.19    $    0.50   $    0.85

DILUTED EARNINGS PER
 AVERAGE SHARE OF
 COMMON STOCK               $    0.13    $   0.19    $    0.50   $    0.85

                           VECTREN CORPORATION
                        AND SUBSIDIARY COMPANIES

                    CONSOLIDATED STATEMENTS OF INCOME
                  (Thousands, except for share amounts)
                               (Unaudited)


                                                    Twelve Months
                                                    Ended June 30
                                                2000             1999
OPERATING REVENUE:
  Gas utility                               $  527,074       $  487,185
  Electric utility                             314,059          299,901
  Energy services and other                    322,130          222,543
      Total operating revenues               1,163,263        1,009,629

OPERATING EXPENSES:
  Cost of gas sold                             298,738          258,717
  Fuel for electric generation                  67,063           64,110
  Purchased electric energy                     23,102           23,681
  Cost of energy services and other            304,918          212,397
  Other operating                              195,448          182,750
  Merger costs                                  30,442                -
  Depreciation and amortization                 92,672           84,133
  Taxes other than income taxes                 31,189           27,182
       Total operating expenses              1,043,572          852,970

OPERATING INCOME                               119,691          156,659

OTHER INCOME
  Equity in earnings of unconsolidated
    investments                                 19,654            9,882
  Other - net                                   16,115            6,553
     Total other income                         35,769           16,435

INTEREST EXPENSE                                47,457           40,076

INCOME BEFORE PREFERRED DIVIDENDS AND
  INCOME TAXES                                 108,003          133,018

PREFERRED DIVIDEND REQUIREMENTS
    OF SUBSIDIARY                                1,074            1,085

INCOME BEFORE INCOME TAXES                     106,929          131,933

INCOME TAXES                                    36,850           43,780

NET INCOME BEFORE MINORITY INTEREST             70,079           88,153

MINORITY INTEREST IN SUBSIDIARY                  1,210              562

NET INCOME                                  $   68,869       $   87,591


AVERAGE COMMON SHARES OUTSTANDING               61,281           61,424
DILUTED COMMON SHARES OUTSTANDING               61,362           61,598

BASIC EARNINGS PER AVERAGE
  SHARE OF COMMON STOCK                     $     1.12       $     1.43

DILUTED EARNINGS PER AVERAGE
  SHARE OF COMMON STOCK                     $     1.12       $     1.42


                           VECTREN CORPORATION
                         AND SUBSIDIARY COMPANIES

                       CONSOLIDATED BALANCE SHEETS

                         (Thousands - Unaudited)


                                          June 30             December 31
ASSETS                              2000           1999           1999

Current Assets:
  Cash and cash equivalents      $   18,727     $   11,307    $   17,351
  Temporary investments               1,048            583           903
  Accounts receivable, less
    reserves of $5,469,
    $3,890 and $3,949               110,533         79,288       123,612
  Accrued unbilled revenues          20,347         19,599        55,370
  Inventories                        34,118         46,367        58,863
  Prepaid gas delivery service       20,969         11,645        20,937
  Prepayments and other
    current assets                   25,758         25,737        28,676
      Total current assets          231,500        194,526       305,712

Utility Plant:
  Original cost                   2,398,714      2,318,750     2,367,831
  Less accumulated depreciation
   and amortization               1,059,500      1,007,135     1,031,498
      Net utility plant           1,339,214      1,311,615     1,336,333

Other Investments:
  Investments in leveraged
   leases                            89,822         35,990        85,737

  Investments in partnerships
  and other corporations             76,819         76,273        74,644
  Notes receivable                   61,736         20,955        32,271
  Other                               1,019          4,384           996
    Total other investments         229,396        137,602       193,648

Nonutility property, net of
accumulated depreciation             86,496         60,329        64,474

Other Assets:

  Deferred charges                   29,347         15,787        23,623
  Unamortized debt                   15,740         16,236        15,843
  Demand side management
   programs                          25,845         24,995        25,298
  Other                               6,950         10,324        15,536

    Total other assets               77,882         67,342        80,300

TOTAL ASSETS                     $1,964,488     $1,771,414    $1,980,467


                           VECTREN CORPORATION
                         AND SUBSIDIARY COMPANIES

                       CONSOLIDATED BALANCE SHEETS

                         (Thousands  - Unaudited)

                                          June 30             December 31
LIABILITIES AND SHAREHOLDERS'       2000          1999            1999
EQUITY
Current Liabilities:
  Current portion of
   adjustable rate bonds
   subject to tender             $   53,700    $   53,700     $   53,700
  Current maturities of
   long-term debt and other
   obligations                          258        10,814            776
  Short-term borrowings             218,012       138,754        207,638
  Accounts payable                  100,351        63,243         95,827
  Refunds to customers and
   customer deposits                 12,718        33,474         27,396
  Accrued taxes                      14,845        19,806         26,602
  Accrued interest                   11,404         8,609         12,097
  Other current liabilities          47,581        50,580         49,467
   Total current liabilities        458,869       378,980        473,503

Deferred Credits and Other
Liabilities:
  Deferred income taxes             205,478       205,359        215,520
  Accrued postretirement
   benefits other than pensions      43,388        40,683         40,942
  Unamortized investment tax
   credit                            24,346        26,704         25,524
  Other                              18,414         7,467          8,297
    Total deferred credits and
     other liabilities              291,626       280,213        290,283

Minority interest in subsidiary       1,498           987            916

Capitalization:
  Long-term debt and other
   obligations                      484,607       388,409        486,726
  Preferred stock of subsidiary:
    Redeemable                        8,076         8,192          8,192
    Nonredeemable                    11,090        11,090         11,090
     Total preferred stock           19,166        19,282         19,282
Common stock - issued and
outstanding 61,189, 61,288
and 61,305 shares,
respectively                        213,742       215,018        215,917
  Retained earnings                 494,909       488,597         93,918
  Accumulated other                      71           (72)           (78)
comprehensive income
     Total common shareholders'
equity                              708,722       703,543        709,757
     Total capitalization         1,212,495     1,111,234      1,215,765

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY             $1,964,488    $1,771,414     $1,980,467


                           VECTREN CORPORATION
                         AND SUBSIDIARY COMPANIES

                  CONSOLIDATED STATEMENTS OF CASH FLOWS
                         (Thousands - Unaudited)

                              Six Months              Twelve Months
                             Ended June 30            Ended June 30
                             2000       1999          2000         1999
CASH FLOWS FROM (REQUIRED FOR)
 OPERATING ACTIVITIES:
  Net income            $   30,398   $ 52,277   $    68,869   $   87,591
Adjustments to reconcile
net income to cash
provided from
operating activities -
   Depreciation and
 amortization               48,693     43,019        92,672       84,133
   Preferred dividend
    requirement                535        539         1,074        1,085
   Deferred income
    taxes and invest-
    ment tax credit        (11,220)      (433)       (2,239)       6,739
   (Gain) on sale of
    assets                  (8,961)       730        (8,961)         730
   Undistributed earnings of
    unconsolidated
    affiliates              (7,551)    (6,539)      (12,654)      (9,882)
                            21,496     37,316        69,892       82,805

   Changes in assets and liabilities -
    Receivables - net       50,398     60,117       (29,697)       5,720
    Inventories             24,745     20,319        12,249          213
    Accounts payable,
     refunds to
     customers,
     customer deposits,
     and other current
     liabilities           (12,040)   (21,288)       13,353        1,194
    Accrued taxes and
     interest              (12,450)     3,301        (2,166)      (2,682)
    Prepayments and
     other current assets    2,918     (4,520)          (21)      (7,837)
    Prepaid gas delivery       (32)   (11,645)       (9,324)     (11,645)
    Accrued post-
     retirement benefits
     and other pensions      2,446      3,196         2,705        2,156
    Other                    2,694        875        (1,703)       7,296
     Total adjustments      80,175     87,671        55,288       77,220
     Net cash flows
      from operating
      activities           110,573    139,948       124,157      164,811

CASH FLOWS FROM (REQUIRED FOR) FINANCING ACTIVITIES:
  Change in common stock         -     (2,248)           -        (7,164)
  Retirement of
   preferred stock            (116)      (116)        (116)         (232)
  Proceeds from long-
   term debt                     -          -      110,000        22,200
  Retirement of long-
   term debt and other
   obligations              (2,637)   (46,466)     (24,358)      (85,009)
  Net change in short-
    term borrowings         10,374     12,771       79,258       103,470
  Dividends on common
   stock                   (29,533)   (28,266)     (58,798)      (56,449)
  Other                          -          -            -           330
   Net cash flows from
    (required for)
    financing
    activities             (21,912)   (64,325)     105,986       (22,854)

CASH FLOWS (REQUIRED FOR) INVESTING
ACTIVITIES:
  Capital expenditures     (62,871)   (63,381)    (129,192)     (130,135)
  Demand Side Management
   program expenditures       (547)        51         (850)         (346)
  Investment in
   leveraged leases           (211)        13      (46,510)         (275)
  Investments in
   partnerships and
   other corporations       (8,737)    (2,976)     (10,956)       13,125)
  Non-regulated
   investments
     in unconsolidated
   affiliates - net          8,465     (5,521)       8,465        (9,447)
  Change in notes
   receivable              (29,465)      (583)     (40,781)       (3,530)
  Change in nonutility
   property                (10,086)      (796)     (17,917)       (4,544)
  Cash distributions
   from unconsolidated
   affiliates                3,261      3,113        4,898         4,436
  Proceeds from sale of
   assets                        -          -            -         4,113
  Other                     12,906     (1,627)      10,120        (6,153)
Net cash flows
(required for)
investing activities       (87,285)   (71,707)    (222,723)     (159,006)

NET INCREASE (DECREASE)
IN CASH EQUIVALENTS          1,376      3,916        7,420       (17,049)

CASH AND CASH EQUIVALENTS
AT BEGINNING OF PERIOD      17,351      7,391       11,307        28,356

CASH AND CASH EQUIVALENTS
AT END OF PERIOD         $  18,727   $ 11,307   $   18,727    $   11,307
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